UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03757

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

ANNUAL REPORT May 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2020 through May 31, 2021, as provided by Jeffrey Burger and Thomas Casey, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2021, BNY Mellon California AMT-Free Municipal Bond Fund, Inc.’s Class A shares produced a total return of 5.27%, Class C shares returned 4.47%, Class I shares returned 5.53%, Class Y shares returned 5.54% and Class Z shares returned 5.50%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within California, achieved a total return of 4.74% for the same period.2

During the reporting period, municipal bonds benefited from strong fundamentals and demand as the market continue to recover the COVID-19 pandemic. The fund’s Class A shares, Class I shares, Class Y shares and Class Z shares outperformed the Index, primarily due to overweight positions in certain revenue bond segments and to positioning at the long end of the yield curve.

The Fund’s Investment Approach

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and California state income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund invests at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Market Recovery Continues

The municipal bond market continued to recover from unprecedented volatility that occurred early in 2020, when the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Policy responses from the Federal Reserve (the “Fed”) and from the federal government changed investor sentiment, which helped the municipal bond market to bounce back relatively quickly.

While new issuance dried up during the height of the crisis in the first quarter of 2020, it rebounded along with bond prices, as issuers sought to take advantage of record-low funding costs. Much of the new issuance was in taxable bonds, as low yields have made taxable issuance attractive to issuers. New issuance also increased because state and local governments sought to avoid the uncertainty associated with the election. The flood of new issues produced a somewhat negative effect on performance, as it created a glut of supply. While lower-risk bonds outperformed during the height of the crisis, lower-quality bonds rebounded strongly once monetary and fiscal policy measures were put in place.

Approval of multiple COVID-19 vaccines and passage of a federal stimulus package later in the reporting period contributed further to demand. Although the stimulus package did not include direct relief for states and municipalities, the market took a favorable view of funding for hospitals and mass transit, among other segments, as well as for consumers and small businesses.

The results of the November 2020 election also provided support. A Democrat-controlled Congress made federal relief for state and local governments more likely. It also made income-tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers as well, and relatively high interest rates also attracted foreign investors.

Investors were also encouraged by the fiscal health of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained robust because real estate and income-tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Demand for municipal bonds also benefited from a federal $350 billion relief package passed later in the period. As a result, inflows to municipal bond mutual funds in 2021 have been the strongest on record. Revenue bonds generally outperformed general obligation bonds late in the period as hard-hit market segments such as transportation and hospitals recovered when investors became more confident that the end of the pandemic was likely.

Segment Returns Drove Outperformance

The fund’s outperformance versus the Index was helped primarily by overweighted positions in certain segments and somewhat by its yield curve positioning. Overweight positions in revenue bonds, especially the transportation, airports and hospitals, were the primary positive contributors to the fund’s performance. Tobacco-backed issues were also advantageous. In addition, the fund’s positioning at the longer end of the yield curve was beneficial.

In contrast, although the fund’s positions in essential services such as water & sewer and power produced positive returns, they generally detracted from performance versus the Index. In addition, certain selections in the education sector hindered returns. The fund did not make use of derivatives during the reporting period.

A Positive Outlook

We are optimistic about the California municipal bond market because factors that have benefited the market over the past 12 months are likely to continue. Demand continues to be strong as investors look for yield and for shelter from possible income-tax hikes. Interest rates are also likely to higher, which also tends to benefit the municipal bond market due to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

its tax-exempt status. In addition, fundamentals, which were already better than expected, are likely to remain strong due to the healthier economy and to the $350 billion support from the federal government. We also anticipate that technical factors will remain positive, with demand remaining strong relative to supply. The risk of higher inflation has increased, but we believe a rise in pricing pressures is likely to be transitory.

June 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares, Class Y shares and Class Z shares, (which is closed to new investors) shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risks compared with investment grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. on 5/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares and Class Z shares. The Index is not limited to investments principally in California municipal obligations. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. on 5/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is not limited to investments principally in California municipal obligations. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	0.52%	1.64%	3.65%
without sales charge	10/21/04	5.27%	2.58%	4.14%
Class C shares
with applicable redemption charge †	10/21/04	3.47%	1.79%	3.34%
without redemption	10/21/04	4.47%	1.79%	3.34%
Class I shares	12/15/08	5.53%	2.83%	4.39%
Class Y shares	7/1/13	5.54%	2.86%	4.39%††
Class Z shares	7/26/83	5.50%	2.81%	4.36%
Bloomberg Barclays U.S. Municipal Bond Index		4.74%	3.52%	4.29%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon California AMT-Free Municipal Bond Fund, Inc. from December 1, 2020 to May 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.72	$8.57	$3.52	$3.32	$3.67
Ending value (after expenses)	$1,014.50	$1,010.70	$1,015.70	$1,016.40	$1,015.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.73	$8.60	$3.53	$3.33	$3.68
Ending value (after expenses)	$1,020.24	$1,016.40	$1,021.44	$1,021.64	$1,021.29
†

Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.71% for Class C, .70% for Class I, .66% for Class Y and .73% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.2%
Collateralized Municipal-Backed Securities - 1.2%
California Housing Finance, Revenue Bonds (Noble Towers Apartments) (Green Bond) (Insured; Federal National Mortgage Association)	2.35	12/1/2035	4,888,413		4,996,843
California Housing Finance, Revenue Bonds, Ser. A	4.25	1/15/2035	4,386,689		5,321,904
Total Bonds and Notes (cost $9,943,722)			10,318,747

Long-Term Municipal Investments - 101.2%
California - 100.4%
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds, Refunding (Sharp HealthCare Obligated Group) Ser. A	5.00	8/1/2043	13,250,000		14,419,473
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds, Refunding (Sharp HealthCare Obligated Group) Ser. A	6.00	8/1/2021	2,500,000	[a]	2,524,119
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2037	1,650,000		1,946,315
Allan Hancock Joint Community College District, GO, Ser. C	5.60	8/1/2047	11,375,000	[b]	10,089,474
Anaheim Community Facilities District No. 08-1, Special Tax Bonds, Refunding	4.00	9/1/2046	1,690,000		1,803,455
Anaheim Community Facilities District No. 08-1, Special Tax Bonds, Refunding	4.00	9/1/2041	4,325,000		4,628,660
California, GO	4.00	11/1/2035	1,000,000		1,238,402
California, GO, Refunding	5.00	2/1/2038	5,000,000		5,157,315
California, GO, Refunding	5.00	8/1/2036	7,000,000		8,518,264
California, GO, Refunding	5.25	9/1/2032	19,500,000		19,751,115
California, GO, Refunding	5.25	10/1/2032	9,170,000		9,325,309
California, GO, Refunding	5.25	2/1/2029	13,835,000		14,309,311
California, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/2032	7,000,000		9,879,327
California County Tobacco Securitization Agency, Revenue Bonds, Refunding	5.00	6/1/2034	5,000,000		5,238,056

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California County Tobacco Securitization Agency, Revenue Bonds, Refunding (Sonoma County Securitization)	4.00	6/1/2049	1,000,000		1,173,687
California County Tobacco Securitization Agency, Revenue Bonds, Refunding (Sonoma County Securitization)	5.00	6/1/2049	1,000,000		1,240,343
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		2,051,034
California Educational Facilities Authority, Revenue Bonds (Chapman University)	5.00	4/1/2045	2,305,000		2,636,057
California Educational Facilities Authority, Revenue Bonds (Chapman University)	5.00	4/1/2040	5,000,000		5,750,271
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2036	3,845,000		4,622,972
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2037	1,500,000		1,799,815
California Educational Facilities Authority, Revenue Bonds, Refunding (Occidental College)	5.00	10/1/2045	500,000		586,990
California Educational Facilities Authority, Revenue Bonds, Refunding (Pepperdine University)	5.00	9/1/2045	5,000,000		5,855,460
California Educational Facilities Authority, Revenue Bonds, Refunding (Pooled College & University Projects) Ser. A	5.63	7/1/2023	55,000		58,006
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	4.00	11/15/2045	6,000,000		7,016,625
California Health Facilities Financing Authority, Revenue Bonds (Rady Children's Hospital Obligated Group)	5.25	8/15/2041	8,500,000		8,588,898
California Health Facilities Financing Authority, Revenue Bonds (Stanford Hospital Clinics Obligated Group) Ser. A	5.00	8/15/2022	1,000,000	[a]	1,058,634

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health Obligated Group) Ser. A	5.00	11/15/2048	3,000,000		3,680,962
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health Obligated Group) Ser. A	5.00	11/15/2025	1,150,000	[a]	1,382,669
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health Obligated Group) Ser. A	5.00	11/15/2025	750,000	[a]	901,740
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System/West Obligated Group) Ser. A	4.00	3/1/2039	2,665,000		2,975,676
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	2,000,000		2,352,001
California Health Facilities Financing Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	4.00	4/1/2045	3,000,000		3,487,188
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence Health & Services Obligated Group) Ser. A	5.00	10/1/2030	3,500,000		4,025,271
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence Health & Services Obligated Group) Ser. A	5.00	10/1/2031	4,430,000		5,093,253
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2037	7,500,000		8,218,324
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care Obligated Group) Ser. A	5.00	11/15/2037	3,360,000		4,212,809

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. A	5.00	8/15/2025	2,000,000	[a]	2,382,109
California Housing Finance, Revenue Bonds, Cl. A, Ser. 2	4.00	3/20/2033	2,935,087		3,467,378
California Housing Finance, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	2,992,936		3,509,200
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group)	5.00	11/1/2044	625,000		767,004
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group)	5.00	11/1/2049	1,500,000		1,834,628
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group)	5.00	11/1/2039	550,000		681,208
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Holdings) Ser. A	5.00	1/1/2055	1,000,000	[c]	1,156,201
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (Academy of Motion Pictures Arts & Sciences Obligated Group)	5.00	11/1/2041	2,250,000		2,485,197
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	1,500,000		1,658,661
California Municipal Finance Authority, Revenue Bonds (California Baptist University) Ser. A	5.00	11/1/2046	2,500,000	[c]	2,841,709
California Municipal Finance Authority, Revenue Bonds (Channing House Project) Ser. B	5.00	5/15/2047	2,500,000		2,929,915
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	4.00	5/15/2032	1,155,000		1,432,085
California Municipal Finance Authority, Revenue Bonds (Insured; Build America Mutual)	5.00	5/15/2044	1,890,000		2,366,041
California Municipal Finance Authority, Revenue Bonds (Insured; Build America Mutual)	5.00	5/15/2043	3,040,000		3,813,702

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2033	3,800,000		4,690,855
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2035	1,500,000		1,844,806
California Municipal Finance Authority, Revenue Bonds (The Palmdale Aerospace Academy Project)	5.00	7/1/2041	1,750,000	[c]	1,944,244
California Municipal Finance Authority, Revenue Bonds (The Palmdale Aerospace Academy Project)	5.00	7/1/2046	2,170,000	[c]	2,395,655
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		3,482,142
California Municipal Finance Authority, Revenue Bonds, Refunding (Biola University)	5.00	10/1/2039	1,000,000		1,192,236
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers Obligated Group) Ser. A	5.00	2/1/2037	1,000,000		1,196,597
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers Obligated Group) Ser. A	5.00	2/1/2036	1,000,000		1,198,954
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. A	5.00	7/1/2036	1,100,000		1,306,330
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. A	5.00	7/1/2037	1,000,000		1,185,079
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. A	5.00	7/1/2042	3,500,000		4,108,334
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. B	5.00	7/1/2042	2,500,000		2,934,524

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood Obligated Group) Ser. A	5.00	10/1/2044	2,000,000		2,338,331
California Municipal Finance Authority, Revenue Bonds, Refunding (Town & Country Manor of the Christian & Missionary Alliance)	5.00	7/1/2034	1,720,000		2,189,234
California Municipal Finance Authority, Revenue Bonds, Refunding (Town & Country Manor of the Christian & Missionary Alliance)	5.00	7/1/2049	2,100,000		2,583,741
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2048	9,115,000		10,132,916
California Pollution Control Financing Authority, Revenue Bonds (San Jose Water Company Project)	5.10	6/1/2040	5,500,000		5,515,892
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	3,000,000		3,189,527
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[c]	573,701
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2046	1,000,000	[c]	1,118,161
California Public Finance Authority, Revenue Bonds, Refunding (Henry Mayo Newhall Hospital)	5.00	10/15/2047	3,000,000		3,435,728
California Public Works Board, Revenue Bonds (Judicial Council Projects) Ser. D	5.00	12/1/2031	8,500,000		8,705,259
California School Finance Authority, Revenue Bonds (Alliance for College-Ready Public Schools Obligated Group Projects) Ser. A	5.00	7/1/2045	3,500,000	[c]	3,936,911
California School Finance Authority, Revenue Bonds (Granada Hills Charter High School Obligated Group)	5.00	7/1/2043	1,255,000	[c]	1,423,564

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California School Finance Authority, Revenue Bonds (Granada Hills Charter High School Obligated Group)	5.00	7/1/2049	1,100,000	[c]	1,242,192
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	1,650,000	[c]	1,946,996
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[c]	701,068
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	875,000	[c]	1,025,687
California School Finance Authority, Revenue Bonds (Kipp SoCal Public Schools Obligated Group) Ser. A	5.00	7/1/2049	1,650,000	[c]	2,017,636
California School Finance Authority, Revenue Bonds (Kipp Social Project) Ser. A	4.00	7/1/2050	1,135,000	[c]	1,302,799
California School Finance Authority, Revenue Bonds, Refunding	5.00	8/1/2041	1,600,000	[c]	1,807,783
California School Finance Authority, Revenue Bonds, Refunding	5.00	8/1/2025	150,000	[a,c]	178,053
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.50	12/1/2058	1,500,000	[c]	1,782,368
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	5,250,000	[c]	5,981,359
California Statewide Communities Development Authority, Revenue Bonds (Viamonte Senior Living Project)	3.00	7/1/2025	3,700,000		3,706,421
California Statewide Communities Development Authority, Revenue Bonds, Refunding (American Baptist Homes)	5.00	10/1/2045	3,550,000		3,969,924
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	700,000	[c]	818,918
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2032	1,855,000	[c]	2,215,506

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Cottage Health System Obligated Group)	5.00	11/1/2024	4,000,000	[a]	4,643,983
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	4,555,000		5,220,625
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Henry Mayo Newhall Memorial Hospital) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	10/4/2024	2,100,000	[a]	2,432,074
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/2024	2,390,000	[a]	2,783,639
California Statewide Communities Development Authority, Revenue Bonds, Refunding (John Muir Health) Ser. A	5.00	8/15/2041	1,200,000		1,437,128
California University, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2038	5,000,000		6,162,331
Eastern Municipal Water District Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2037	1,500,000		1,992,743
Eastern Municipal Water District Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2036	1,725,000		2,298,535
Eastern Municipal Water District Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	825,000		1,104,114
Escondido Union High School District, GO, Ser. C	0.00	8/1/2046	3,000,000	[d]	1,532,694
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Cl. A, Ser. MO50	3.05	6/15/2037	6,205,000	[c]	6,816,617
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M049	3.05	4/15/2034	5,092,600		5,607,509
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	0.00	1/15/2035	10,000,000	[d]	7,366,207

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Ser. A	4.00	1/15/2046	1,500,000		1,781,545
Fresno Joint Powers Financing Authority, Revenue Bonds, Refunding (Master Lease Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	4/1/2037	850,000		1,021,478
Fresno Joint Powers Financing Authority, Revenue Bonds, Refunding (Master Lease Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	4/1/2035	1,000,000		1,205,735
Glendale Community College District, GO, Ser. B	4.00	8/1/2050	7,750,000		9,073,511
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	4,500,000		4,660,326
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	8,000,000		9,785,420
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2026	2,500,000		3,023,327
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2026	3,265,000	[d]	3,126,017
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2023	4,850,000	[d]	4,819,367
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2022	3,605,000	[d]	3,597,015
Hesperia Community Redevelopment Agency, Tax Allocation Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2035	6,835,000		8,527,768
Hesperia Community Redevelopment Agency, Tax Allocation Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2034	3,255,000		4,067,763
Imperial Irrigation District Electric System, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2038	1,800,000		2,140,007
Imperial Irrigation District Electric System, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2037	2,500,000		2,978,844

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Irvine, Special Tax Bonds (Community Facilities District No. 2013-3)	5.00	9/1/2048	4,250,000	4,937,985
Irvine, Special Tax Bonds (Community Facilities District No. 2013-3)	5.00	9/1/2043	2,500,000	2,918,103
Irvine, Special Tax Bonds (Community Facilities District No. 2013-3)	5.00	9/1/2044	2,500,000	2,790,018
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) (Insured; Build America Mutual) Ser. A	4.00	9/1/2044	1,115,000	1,309,965
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) Ser. A	5.00	9/1/2042	400,000	480,573
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) Ser. B	5.00	9/1/2042	1,000,000	1,201,432
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) Ser. C	5.00	9/1/2042	1,000,000	1,203,410
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	7,000,000	8,092,136
Jurupa Public Financing Authority, Special Tax Bonds, Refunding, Ser. A	5.00	9/1/2042	3,420,000	3,865,500
Lancaster Redevelopment Agency, Tax Allocation Bonds, Refunding (Comb Redevelopment Project Areas) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2033	1,200,000	1,434,297
Lodi Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2030	1,275,000	1,611,761
Long Beach Harbor, Revenue Bonds, Ser. D	5.00	5/15/2042	3,500,000	4,038,253
Los Angeles Community Facilities District, Special Tax Bonds, Refunding	5.00	9/1/2030	1,095,000	1,244,170
Los Angeles Community Facilities District, Special Tax Bonds, Refunding	5.00	9/1/2029	1,170,000	1,331,345

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	4.00	6/1/2036	5,000,000	6,160,626
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. D	5.00	12/1/2045	4,000,000	4,690,723
Los Angeles County Regional Financing Authority, Revenue Bonds (MonteCedro Project) Ser. A	5.00	11/15/2044	2,000,000	2,109,309
Los Angeles Department of Airports, Revenue Bonds (Los Angeles International Airport) Ser. B	5.00	5/15/2038	3,500,000	3,807,590
Los Angeles Department of Airports, Revenue Bonds, Refunding (Los Angeles International Airport)	5.00	5/15/2032	16,985,000	21,603,476
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2027	2,370,000	2,943,533
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2028	4,215,000	5,352,669
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. C	5.00	5/15/2038	4,500,000	5,244,536
Los Angeles Department of Water & Power, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2050	5,000,000	6,477,840
Los Angeles Department of Water & Power, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2045	4,000,000	5,199,250
Los Angeles Department of Water & Power Water System Revenue, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	3,000,000	3,946,550
Metropolitan Water District of Southern California, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	5,000,000	5,193,771
Metropolitan Water District of Southern California, Revenue Bonds, Ser. A	5.00	7/1/2040	2,000,000	2,330,538
Norman Y. Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2029	1,795,000	2,210,844
Norman Y. Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2042	2,550,000	3,098,722
North Natomas Community Facilities District No. 4, Special Tax Bonds, Refunding, Ser. E	5.25	9/1/2026	2,760,000	3,049,047

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Northern California Power Agency, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.)	7.50	7/1/2021	180,000	[a]	181,077
Northern California Transmission Agency, Revenue Bonds, Refunding (California-Oregon Transmission Project) Ser. A	5.00	5/1/2039	1,500,000		1,790,560
Northern California Transmission Agency, Revenue Bonds, Refunding (California-Oregon Transmission Project) Ser. A	5.00	5/1/2038	1,565,000		1,870,924
Oakland Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. TE	5.00	9/1/2036	3,000,000		3,497,376
Oakland Unified School District, GO, Ser. A	5.00	8/1/2040	3,500,000		4,101,260
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2047	1,000,000		1,189,856
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2041	6,000,000		6,928,933
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2042	3,000,000		3,596,944
Palomar Community College District, GO, Ser. B	6.38	8/1/2045	16,615,000	[b]	18,374,510
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2026	1,845,000		2,206,811
Palomar Health, Revenue Bonds, Refunding (Palomar Health & Arch Health Partners Obligated Group)	5.00	11/1/2042	5,000,000		5,812,578
Peralta Community College District, GO, Refunding, Ser. A	4.00	8/1/2039	5,000,000		5,491,665
Perris Union High School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	9/1/2034	1,310,000		1,579,060
Perris Union High School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	9/1/2036	1,850,000		2,219,779
Perris Union High School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	9/1/2035	1,740,000		2,093,460
Pittsburg Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2028	3,000,000		3,646,124

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Pomona Redevelopment Agency, Tax Allocation Bonds, Refunding, Ser. Y	5.50	5/1/2032	3,000,000		3,823,931
Pomona Unified School District, GO (Insured; Build America Mutual) Ser. F	5.00	8/1/2039	2,000,000		2,265,051
Port of Los Angeles, Revenue Bonds, Refunding, Ser. B	5.00	8/1/2039	2,050,000		2,316,256
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	3,250,000		3,896,166
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2035	1,000,000		1,250,371
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2036	1,375,000		1,715,331
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2028	5,615,000		7,093,805
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	6,120,000		7,564,584
Sacramento Municipal Utility District, Revenue Bonds, Refunding, Ser. X	5.00	8/15/2028	1,845,000		1,862,889
San Diego Association of Governments, Revenue Bonds, Ser. A	5.00	7/1/2042	6,000,000		7,229,867
San Diego Association of Governments, Revenue Bonds, Ser. A	5.00	7/1/2038	2,000,000		2,426,411
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2028	2,000,000		2,559,615
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2042	3,000,000		3,673,612
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2044	1,000,000		1,146,809
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2024	5,000,000	[a]	5,681,636
San Francisco Bay Area Rapid Transit District, Revenue Bonds, Ser. A	4.00	7/1/2037	2,500,000		2,921,225
San Francisco City & County Airport Commission, Revenue Bonds, Refunding	5.00	5/1/2029	2,000,000		2,087,353
San Francisco City & County Airport Commission, Revenue Bonds, Refunding	5.00	5/1/2028	2,000,000		2,087,542

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (SFO Fuel Co.) Ser. A	5.00	1/1/2047	4,000,000		4,883,191
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (SFO Fuel Co.) Ser. A	5.00	1/1/2027	2,000,000		2,451,136
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2029	1,000,000		1,201,464
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2032	1,000,000		1,195,221
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2048	5,000,000		6,115,925
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2040	9,905,000		12,332,850
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. B	0.00	8/1/2021	500,000	[d]	500,621
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.) Ser. B	5.00	8/1/2043	1,100,000		1,280,241
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Refunding (Mission Bay North Redevelopment Project) Ser. A	5.00	8/1/2036	1,555,000		1,828,726
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Refunding (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.) Ser. C	5.00	8/1/2041	1,750,000		2,042,620
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2050	5,000,000		5,627,685
San Mateo Foster City Public Financing Authority, Revenue Bonds (Clean Water Program)	4.00	8/1/2037	2,200,000		2,643,944
San Mateo Foster City Public Financing Authority, Revenue Bonds (Clean Water Program)	4.00	8/1/2039	1,500,000		1,795,799

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Santa Margarita Water District, Special Tax Bonds (Community Facilities District No. 2013-1)	5.63	9/1/2043	6,720,000		7,304,147
Santa Margarita Water District, Special Tax Bonds, Refunding (Community Facilities District No. 99-1) Ser. B	5.00	9/1/2027	1,945,000		2,201,583
South Orange County Public Financing Authority, Special Tax Bonds, Refunding, Ser. A	5.00	8/15/2030	1,000,000		1,033,214
South Orange County Public Financing Authority, Special Tax Bonds, Refunding, Ser. A	5.00	8/15/2029	1,500,000		1,550,175
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2038	2,500,000		2,831,314
Stockton Unified School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2025	1,620,000		1,701,944
Stockton Unified School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2026	1,115,000		1,171,400
Tender Option Bond Trust Receipts (Series 2016-XM0375), (Riverside County Transportation Commission, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.25	7.85	6/1/2039	7,500,000	[c,e,f]	8,247,058
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water & Power, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.44	8/19/2021	12,000,000	[c,e,f]	12,583,148
Tender Option Bond Trust Receipts (Series 2019-XF0761), (Los Angeles Department of Harbors, Revenue Bonds, Refunding (Green Bond)) Recourse, Underlying Coupon Rate (%) 4.00	12.36	8/1/2039	10,000,000	[c,e,f]	11,315,442
Tender Option Bond Trust Receipts (Series 2019-XF0762), (California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health)) Recourse, Underlying Coupon Rate (%) 5.00	15.68	11/15/2046	12,275,000	[c,e,f]	14,917,098

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 100.4% (continued)
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	5,750,000		7,183,512
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2035	650,000		774,425
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2039	1,900,000		2,239,029
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2032	695,000		836,171
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2033	1,500,000		1,798,638
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2042	10,000,000		10,442,530
University of California, Revenue Bonds, Refunding, Ser. BH	4.00	5/15/2040	3,000,000		3,681,600
University of California, Revenue Bonds, Ser. AM	5.25	5/15/2030	3,000,000		3,423,154
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	10,000,000		10,811,467
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. L	4.00	5/15/2044	3,000,000		3,369,284
Walnut Energy Center Authority, Revenue Bonds, Refunding	5.00	1/1/2027	2,150,000		2,453,038
Yosemite Community College District, GO, Ser. D	0.00	8/1/2031	5,545,000	[d]	4,664,865
				835,943,073

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.2% (continued)
U.S. Related - .8%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	5,905,000	6,630,318
Total Long-Term Municipal Investments (cost $778,297,039)			842,573,391
Total Investments (cost $788,240,761)			102.4%	852,892,138
Liabilities, Less Cash and Receivables			(2.4%)	(20,385,441)
Net Assets			100.0%	832,506,697

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, these securities were valued at $90,289,874 or 10.85% of net assets.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	15.1
General Obligation	14.6
Airport	12.6
Education	11.3
General	7.0
Special Tax	6.6
Transportation	6.1
Tobacco Settlement	4.1
Water	4.1
School District	3.7
Multifamily Housing	3.6
Nursing Homes	3.2
Prerefunded	2.9
Power	2.4
Development	1.7
Housing	1.1
Facilities	1.0
Pollution	.7
Utilities	.6
102.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	788,240,761	852,892,138
Cash		1,913,915
Interest receivable		8,858,056
Receivable for shares of Common Stock subscribed		773,513
Prepaid expenses		40,390
		864,478,012
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		483,910
Payable for floating rate notes issued—Note 4		29,455,000
Payable for investment securities purchased		1,603,595
Payable for shares of Common Stock redeemed		265,960
Interest and expense payable related to floating rate notes issued—Note 4		53,020
Directors’ fees and expenses payable		4,951
Other accrued expenses		104,879
		31,971,315
Net Assets ($)		832,506,697
Composition of Net Assets ($):
Paid-in capital		764,710,958
Total distributable earnings (loss)		67,795,739
Net Assets ($)		832,506,697

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	88,285,773	7,478,461	55,395,092	253,004	681,094,367
Shares Outstanding	5,800,894	491,496	3,641,485	16,636	44,749,040
Net Asset Value Per Share ($)	15.22	15.22	15.21	15.21	15.22

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2021

Investment Income ($):
Interest Income	28,088,712
Expenses:
Management fee—Note 3(a)	5,094,645
Shareholder servicing costs—Note 3(c)	748,366
Interest and expense related to floating rate notes issued—Note 4	210,610
Professional fees	127,434
Registration fees	79,170
Directors’ fees and expenses—Note 3(d)	66,407
Distribution fees—Note 3(b)	61,092
Loan commitment fees—Note 2	34,750
Prospectus and shareholders’ reports	21,981
Chief Compliance Officer fees—Note 3(c)	15,218
Custodian fees—Note 3(c)	15,146
Miscellaneous	53,011
Total Expenses	6,527,830
Less—reduction in fees due to earnings credits—Note 3(c)	(9,667)
Net Expenses	6,518,163
Investment Income—Net	21,570,549
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	764,694
Net change in unrealized appreciation (depreciation) on investments	23,296,228
Net Realized and Unrealized Gain (Loss) on Investments	24,060,922
Net Increase in Net Assets Resulting from Operations	45,631,471

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2021	2020
Operations ($):
Investment income—net	21,570,549	24,782,570
Net realized gain (loss) on investments	764,694	3,870,421
Net change in unrealized appreciation (depreciation) on investments	23,296,228	(9,530,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,631,471	19,122,195
Distributions ($):
Distributions to shareholders:
Class A	(2,151,021)	(2,393,493)
Class C	(139,599)	(189,544)
Class I	(1,624,628)	(1,746,534)
Class Y	(14,061)	(102,589)
Class Z	(18,678,215)	(22,456,727)
Total Distributions	(22,607,524)	(26,888,887)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,213,298	15,440,087
Class C	361,266	1,292,363
Class I	16,768,797	32,747,238
Class Y	-	14,875
Class Z	11,190,448	10,742,224
Distributions reinvested:
Class A	1,758,361	1,924,557
Class C	135,032	163,128
Class I	1,600,602	1,718,833
Class Y	404	3,295
Class Z	14,873,752	17,753,524
Cost of shares redeemed:
Class A	(11,830,262)	(11,516,206)
Class C	(2,043,271)	(2,180,597)
Class I	(23,332,223)	(25,281,741)
Class Y	(1,522,336)	(2,149,127)
Class Z	(62,892,013)	(62,043,432)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(44,718,145)	(21,370,979)
Total Increase (Decrease) in Net Assets	(21,694,198)	(29,137,671)
Net Assets ($):
Beginning of Period	854,200,895	883,338,566
End of Period	832,506,697	854,200,895

	Year Ended May 31,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	672,397	1,031,936
Shares issued for distributions reinvested	116,270	128,119
Shares redeemed	(783,495)	(770,145)
Net Increase (Decrease) in Shares Outstanding	5,172	389,910
Class C
Shares sold	23,972	85,915
Shares issued for distributions reinvested	8,931	10,860
Shares redeemed	(134,822)	(146,570)
Net Increase (Decrease) in Shares Outstanding	(101,919)	(49,795)
Class I
Shares sold	1,110,296	2,204,200
Shares issued for distributions reinvested	105,901	114,492
Shares redeemed	(1,539,592)	(1,721,071)
Net Increase (Decrease) in Shares Outstanding	(323,395)	597,621
Class Y
Shares sold	-	962
Shares issued for distributions reinvested	27	219
Shares redeemed	(101,180)	(145,168)
Net Increase (Decrease) in Shares Outstanding	(101,153)	(143,987)
Class Z
Shares sold	739,855	714,691
Shares issued for distributions reinvested	983,419	1,181,501
Shares redeemed	(4,152,545)	(4,153,430)
Net Increase (Decrease) in Shares Outstanding	(2,429,271)	(2,257,238)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.82	14.94	14.81	15.24	15.69
Investment Operations:
Investment income—net[a]	.36	.39	.44	.46	.48
Net realized and unrealized gain (loss) on investments	.42	(.08)	.19	(.30)	(.45)
Total from Investment Operations	.78	.31	.63	.16	.03
Distributions:
Dividends from investment income—net	(.35)	(.39)	(.44)	(.46)	(.48)
Dividends from net realized gain on investments	(.03)	(.04)	(.06)	(.13)	(.00)[b]
Total Distributions	(.38)	(.43)	(.50)	(.59)	(.48)
Net asset value, end of period	15.22	14.82	14.94	14.81	15.24
Total Return (%)[c]	5.27	2.07	4.40	1.03	.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.99	.98	.95	.94
Ratio of net expenses to average net assets	.96	.99	.98	.94	.94
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.06	.05	.02	.01
Ratio of net investment income to average net assets	2.36	2.62	3.00	3.07	3.15
Portfolio Turnover Rate	9.84	17.89	22.63	14.26	21.23
Net Assets, end of period ($ x 1,000)	88,286	85,874	80,780	78,495	82,369

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.81	14.94	14.80	15.24	15.69
Investment Operations:
Investment income—net[a]	.24	.28	.33	.35	.37
Net realized and unrealized gain (loss) on investments	.43	(.10)	.20	(.32)	(.46)
Total from Investment Operations	.67	.18	.53	.03	(.09)
Distributions:
Dividends from investment income—net	(.23)	(.27)	(.33)	(.34)	(.36)
Dividends from net realized gain on investments	(.03)	(.04)	(.06)	(.13)	(.00)[b]
Total Distributions	(.26)	(.31)	(.39)	(.47)	(.36)
Net asset value, end of period	15.22	14.81	14.94	14.80	15.24
Total Return (%)[c]	4.47	1.22	3.68	.19	(.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.76	1.75	1.70	1.70
Ratio of net expenses to average net assets	1.72	1.76	1.75	1.70	1.70
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.06	.05	.02	.01
Ratio of net investment income to average net assets	1.59	1.86	2.24	2.31	2.39
Portfolio Turnover Rate	9.84	17.89	22.63	14.26	21.23
Net Assets, end of period ($ x 1,000)	7,478	8,790	9,609	10,040	16,087

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.81	14.94	14.80	15.23	15.68
Investment Operations:
Investment income—net[a]	.39	.43	.47	.50	.52
Net realized and unrealized gain (loss) on investments	.42	(.10)	.21	(.30)	(.45)
Total from Investment Operations	.81	.33	.68	.20	.07
Distributions:
Dividends from investment income—net	(.38)	(.42)	(.48)	(.50)	(.52)
Dividends from net realized gain on investments	(.03)	(.04)	(.06)	(.13)	(.00)[b]
Total Distributions	(.41)	(.46)	(.54)	(.63)	(.52)
Net asset value, end of period	15.21	14.81	14.94	14.80	15.23
Total Return (%)	5.53	2.24	4.73	1.28	.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.75	.73	.70	.69
Ratio of net expenses to average net assets	.71	.75	.73	.70	.69
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.06	.05	.02	.01
Ratio of net investment income to average net assets	2.59	2.86	3.25	3.32	3.39
Portfolio Turnover Rate	9.84	17.89	22.63	14.26	21.23
Net Assets, end of period ($ x 1,000)	55,395	58,718	50,296	51,660	49,897

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

	Year Ended May 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.81	14.94	14.80	15.23	15.68
Investment Operations:
Investment income—net[a]	.39	.43	.48	.50	.53
Net realized and unrealized gain (loss) on investments	.43	(.09)	.20	(.30)	(.46)
Total from Investment Operations	.82	.34	.68	.20	.07
Distributions:
Dividends from investment income—net	(.39)	(.43)	(.48)	(.50)	(.52)
Dividends from net realized gain on investments	(.03)	(.04)	(.06)	(.13)	(.00)[b]
Total Distributions	(.42)	(.47)	(.54)	(.63)	(.52)
Net asset value, end of period	15.21	14.81	14.94	14.80	15.23
Total Return (%)	5.54	2.28	4.75	1.31	.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.69	.70	.67	.67
Ratio of net expenses to average net assets	.70	.69	.70	.67	.67
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.06	.05	.02	.01
Ratio of net investment income to average net assets	2.61	2.89	3.27	3.35	3.43
Portfolio Turnover Rate	9.84	17.89	22.63	14.26	21.23
Net Assets, end of period ($ x 1,000)	253	1,744	3,910	3,149	3,544

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.82	14.94	14.81	15.24	15.69
Investment Operations:
Investment income—net[a]	.39	.43	.47	.49	.52
Net realized and unrealized gain (loss) on investments	.42	(.09)	.19	(.30)	(.46)
Total from Investment Operations	.81	.34	.66	.19	.06
Distributions:
Dividends from investment income—net	(.38)	(.42)	(.47)	(.49)	(.51)
Dividends from net realized gain on investments	(.03)	(.04)	(.06)	(.13)	(.00)[b]
Total Distributions	(.41)	(.46)	(.53)	(.62)	(.51)
Net asset value, end of period	15.22	14.82	14.94	14.81	15.24
Total Return (%)	5.50	2.29	4.62	1.24	.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.77	.76	.73	.72
Ratio of net expenses to average net assets	.74	.77	.76	.73	.72
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.06	.05	.02	.01
Ratio of net investment income to average net assets	2.57	2.84	3.21	3.29	3.38
Portfolio Turnover Rate	9.84	17.89	22.63	14.26	21.23
Net Assets, end of period ($ x 1,000)	681,094	699,074	738,744	775,138	824,664

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon California AMT-Free Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund's investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Insight North America LLC (“INA”), which, like Mellon, is an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the fund’s Board of Directors (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA. As the fund's sub-adviser, INA will provide the day-to-day management of the fund's investments, subject to the Adviser's supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. The Adviser (and not the fund) will pay INA for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase.

NOTES TO FINANCIAL STATEMENTS (continued)

Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Municipal-Backed Securities	-	10,318,747	-	10,318,747
Municipal Securities	-	842,573,391	-	842,573,391
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(29,455,000)	-	(29,455,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2021, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended May 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,409,203, undistributed ordinary income $93,256, undistributed capital gains $648,798 and unrealized appreciation $65,644,482.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2021 and May 31, 2020 were as follows: tax-exempt income $21,092,755 and $24,493,077, ordinary income $0 and $25,239, and long-term capital gains $1,514,769 and $2,370,571, respectively.

During the period ended May 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased total distributable earnings (loss) by $1,188,627 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2021, there was no reduction in expenses pursuant to the Agreement.

During the period ended May 31, 2021, the Distributor retained $355 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2021, Class C shares were charged $61,092 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

NOTES TO FINANCIAL STATEMENTS (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2021, Class A and Class C shares were charged $217,136 and $20,364, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2021, Class Z shares were charged $245,814 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2021, the fund was charged $154,185 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2021, the fund was charged $15,146 pursuant to the custody agreement. These fees were partially offset by earnings credits of $9,667.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2021, the fund was charged $7,018 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2021, the fund was charged $15,218 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $422,934, Distribution Plan fees of $4,745 Shareholder Services Plan fees of $20,201, custodian fees of $5,730, Chief Compliance Officer fees of $6,552 and transfer agency fees of $23,748.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended May 31, 2021, amounted to $82,308,130 and $100,581,603, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s

NOTES TO FINANCIAL STATEMENTS (continued)

investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2021, was approximately $29,455,000, with a related weighted average annualized interest rate of .72%.

At May 31, 2021, the cost of investments for federal income tax purposes was $757,792,656; accordingly, accumulated net unrealized appreciation on investments was $65,644,482, consisting of $65,811,370 gross unrealized appreciation and $166,888 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 23, 2021

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2021 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022. Also, the fund hereby reports $.0272 per share as a long-term capital gain distribution paid on December 23, 2020.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 10, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Fund’s current management agreement (the “Current Management Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on November 2-3, 2020 (the “15(c) Meeting”), at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and INA.

At the Meeting, the Board, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, a majority of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Joni Evans (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-2019)

• Principal, Joni Evans Ltd. (publishing) (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Chair (June 2018-Present) and Director (2015-Present), Nantucket Atheneum

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008-Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014–2020); Board member, Mentor Illinois (2013-2020)

No. of Portfolios for which Board Member Serves: 77

———————

Burton N. Wallack (70)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Benaree Pratt Wiley (75)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 63

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (56 investment companies, comprised of 121 portfolios). He also served as Chief Compliance Officer of the the Adviser from 2004 to June 2021. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DCAAX Class C: DCACX Class I: DCMIX Class Y: DCAYX Class Z: DRCAX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6124AR0521

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”). Alan Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,495 in 2020 and $35,494 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,998 in 2020 and $13,681 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,777 in 2020 and $5,147 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,941 in 2020 and $2,132 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $751,270 in 2020 and $2,686,546 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

By: /s/ David DiPetrillo
         David DiPetrillo
         President (Principal Executive Officer)

Date: July 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
         David DiPetrillo
         President (Principal Executive Officer)

Date: July 21, 2021

By: /s/ James Windels
         James Windels
         Treasurer (Principal Financial Officer)

Date: July 21, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)